DILLON GAGE

Account Application and Agreement

Please fax completed and signed forms to (972) 490-3218

DATE: 12/11/15

15301 Dallas Parkway, Suite 200 • Addison, TX 75001
Ph: (972) 788-4765 • (800) 375-4653 • Fax: (972) 490-3218

CUSTOMER NO:

CERTIFICATION REGARDING ANTI-TERRORISM LAWS

DILLON GAGE:	Dillon Gage Incorporated of Dallas, a Texas corporation ("***Dillon Gage***")
CUSTOMER:	BUC CAPITAL INC., a(n) CORPORATION ("***Customer***")
GUARANTOR:	CHRISTIAN BRIGGS (collectively, the "***Guarantor***" whether one or more)
DATE:	Effective as of December 11, 2015 (the "***Effective Date***")

Customer and Guarantor represent, warrant, and undertake that:

(a) Neither Customer nor Guarantor, and to Customer's and Guarantor's knowledge, none of Customer's or Guarantor' respective officers, directors, shareholders, partners, members, managers, associates, or trustees, and no other direct or indirect holder of any equity interest in Customer or Guarantor (collectively "***Applicable Party***") is an entity or person: (i) that is listed in the Annex to, or is otherwise subject to the provisions of United States Presidential Executive Order 13224 issued on September 24, 2001 ("***Executive Order***") as may be further supplemented or amended; (ii) whose name appears on the U.S. Department of the Treasury, Office of Foreign Assets Control's ("***OFAC***") most current list of "Specifically Designated National and Blocked Persons" (which list may be published from time to time in various mediums including, but not limited to, the OFAC website, www.treas.gov/ofac/. (iii) who commits, threatens to commit or supports "***terrorism***," as that term is defined in the Executive Order; or (iv) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses (i) through (iv) above are herein referred to as a "***Prohibited Person***"). Customer and Guarantor covenant and agree to use commercially reasonable efforts to ensure that any Applicable Party will not: (i) conduct any business, or engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person; or (ii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("***US PATRIOT ACT***"), the Bank Secrecy Act (31 U.S.C. 5311 et, seq.) as amended by the US PATRIOT ACT, or the International Emergency Economic Powers Act (50 U.S.C.A.§ 1701-06). On request by Dillon Gage from time to time, Customer and Guarantor further covenant and agree to deliver promptly to Dillon Gage any such certification or other evidence as may be requested by Dillon Gage in its sole and absolute discretion, confirming that, to Customer's and Guarantor's knowledge, no violation of this Certification shall have occurred. To this end, Customer and Guarantor have furnished to Dillon Gage Customer's and Guarantor's identification information, verification and such other information and supporting documentation regarding Customer and Guarantor and each Applicable Party as Dillon Gage shall require for purposes of complying with this Certification. Customer and Guarantor acknowledge and understand that Dillon Gage may be required, and hereby authorize Dillon Gage, to obtain, verify and record information that identifies Customer and Guarantor or any other Applicable Party which information may include the names and addresses of such parties and other information that will allow Dillon Gage to identify such parties in accordance with the requirements of certain anti-terrorism laws as listed above or which may become effective after the date hereof (collectively, "***Anti-Terrorism Laws***")

DILLON GAGE
METALS DIVISION

CONFIDENTIAL

Customer Policy

Please fax completed and signed forms to (972) 490-3218.

DATE: 12/11/15

15301 Dallas Parkway, Suite 200 • Addison, TX 75001
Ph: (972) 788-4765 • (800) 375-4653 • Fax: (972) 490-3218

GUARANTY

Guaranty of Payment: I, the undersigned ("Guarantor"), do hereby guarantee prompt payment when due of all amounts owing and to become owing on account of this Agreement and performance of all obligations arising under this Dillon Gage Account Application and Agreement, including without limitation, the Dillon Gage Standard Terms and Conditions of Sale, by the above named Customer (collectively the "Guaranteed Indebtedness"). Dillon Gage shall be under no obligation to notify Guarantor of any default in the performance of any of the above obligations of Customer, or to use diligence, commercial reasonableness or reasonable care in preserving the liability of any person with respect to such obligations or in bringing suit to enforce performance of the Guaranteed Indebtedness or such obligations. Guarantor will remain liable for the Guaranteed Indebtedness even though the Agreement or the Guaranteed Indebtedness may be unenforceable against or uncollectible from Customer or any other person because of incapacity, lack of power or authority, discharge or any other reason

GUARANTOR SIGNATURE	PRINTED NAME	DATE
	CHRISTIAN BRIGGS	12/11/15

ADDRESS: 3267 BEE CAVES RD 107-122

CITY	STATE	ZIP CODE
AUSTIN	TX	78746

SOCIAL SECURITY #	DRIVERS LICENSE #	STATE
[redacted]	12457694-	TX

DILLON GAGE METALS DIVISION

Account Application and Agreement

Please fax completed and signed forms to (972) 490-3218

DATE: 12/11/15

15301 Dallas Parkway, Suite 200 • Addison, TX 75001
Ph: (972) 788-4765 • (800) 375-4653 • Fax: (972) 490-3218

CUSTOMER NO:

(b) Customer and Guarantor will furnish all of the funds, if any, for all trades (purchases and/or sales) between Customer and Dillon Gage and such funds will not be from sources that are described in 18 U.S.C.A. §§ 1956 and 1957 as funds or property derived from "specified unlawful activity." None of Customer nor Guarantor nor any Applicable Party, (i) is a Prohibited Person, or (ii) has violated any Anti-Terrorism Laws. No Prohibited Person holds or owns any interest of any nature whatsoever in Customer or Guarantor or any Applicable Party, as applicable, and none of the funds of Customer or Guarantor or any Applicable Party have been derived from any activity in violation of Anti-Terrorism Laws.

(c) Neither Customer nor Guarantor nor any Applicable Party is a "*foreign person*" within the meaning of § 1445(f)(3) of the U.S. Internal Revenue Code of 1986, as amended.

(d) This Certification may be executed in multiple counterparts and by electronic or facsimile signature.

CUSTOMER:

BMC CAPITAL, INC.
a(n) CORPORATION

By: ____________

Name: CHRISTIAN BRIGGS

Title: CEO

DILLON GAGE:

Dillon Gage Incorporated of Dallas,
a Texas corporation

By: [signature]

Name: IRA FRITZ

Title: General MANAGER AND

GUARANTOR:

[signature]

CHRISTIAN BRIGGS, an individual

Certificate of Taxpayer ID Number (Substitute W-9)

BMC CAPITAL, INC
3267 BEE CAVES ROAD 107-122
AUSTIN, TX 78746

SOCIAL SECURITY NUMBER

EMPLOYER IDENTIFICATION NUMBER
90-0712962

Under penalty of perjury, I certify that:

1. The number shown on th s form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failuire to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding (doese not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement (IRA), and payment other than interest and dividends.

Certificate Instructions - You must cross out (2) above if the IRS has notified you that you are currently subject to backup withholding because of under reporting interest or dividends.

NON-RESIDENT ALIEN (Substitute W-8)

Under penalty of perjury, I cert fy that I am not a citizen or resident of the United States; a domestic partnership or domestic corporation; nor an estate or trust (other than a foreign estate or foreign trust); and that my taxpayer identification number (if applicable) as stated above is my correct taxpayer identification number, and my permanent address is as follows:

COUNTRY OF CITIZENSHIP

ACCOUNT TYPE DESIGNATION

○ INDIVIDUAL ○ PARTNERSHIP ○ SOLE PROPRIETOR ● CORPORATION*

*PLEASE PROVIDE CORPORATE RESOLUTION AND CERTIFICATE OF INCORPORATION

SIGNATURE [signature] DATE 12/11/15

DILLON GAGE METALS DIVISION

Please complete and return to:
15301 Dallas Parkway, Suite 200 • Addison, TX 75001
Fax: (972) 490-3218

State Sales Tax Resale Certificate

NAME OF PURCHASER, FIRM OR AGENCY	PHONE (AREA CODE AND NUMBER)
BYC CAPITAL Inc	[illegible]
PHYSICAL ADDRESS (NUMBER & STREET)	
3267 Bee Caves	
CITY Austin	STATE	ZIP
MAILING ADDRESS (P.O. BOX OR RURAL ROUTE)	
3267 Bee Caves	
LIMITED SALES TAX PERMIT NUMBER OR RETAILER'S REGISTRATION NUMBER	STATE

I, the purchaser named above, claim the right to make a non-taxable purchase for resale of the taxable items described below or on the attached order or invoice:

COINS, COLLECTIBLES, METALS

The taxable items described above, or on the attached order or invoice, will be resold, rented or leased by me within the geographical limits of the United States of America, its territories and possessions in its present form or attached to other personal property to be sold.

I understand that if I make any use of the item other than retention, demonstration or displaly while holding it for sale, lease or rental, I must pay Sales Tax on the item at the time of use based upon either the purchase price or the fair market rental value for the period of time used.

I understand that it is a misdemeanor to give a Resale Certificate to the seller for taxable items which I know, at the time of purchase, are purchased for use rather than for the purpose of resale, lease, or rental, and that upon conviction, I may be fined not more than $500.00 per offense.

PURCHASER BYC CAPITAL, INC TITLE CEO

SIGNATURE [signature] DATE 12/11/15

This Certificate should be furnished to the supplier. Do NOT send the completed certificate to the Comptroller of Public Accounts.

DILLON GAGE METALS DIVISION

Please complete and return to:

15301 Dallas Parkway, Suite 200 • Addison, TX 75001

Fax: (972) 490-3218

DILLON GAGE

CONFIDENTIAL

Account Application and Agreement

Please fax completed and signed forms to (972) 490-3218

DATE: 12/11/15

15301 Dallas Parkway, Suite 200 • Addison, TX 75001
Ph: (972) 788-4765 • (800) 375-4653 • Fax: (972) 490-3218

CUSTOMER NO:

BUSINESS INFORMATION			DESCRIPTION OF BUSINESS
BUSINESS NAME ("Business"): BMC CAPITAL, INC			# of Employees: 1 · # of Locations: 1 · 1st Business Since: 2006
CONTACT PERSON: CHRISTIAN BRIGGS			TYPE OF BUSINESS: Sole Proprietorship / Partnership / Corporation (checked) / LLC
ADDRESS: 3267 BEE CAVES ROAD 107-122			FED ID #: 90-0712962 · STATE SALES TAX #: N/A
CITY: AUSTIN · STATE: TEXAS · ZIP: 78746			INVENTORY INSURED? IF SO WITH WHOM? ○ YES ● NO
PHONE: (310) 279-9400	FAX: (866)-543-6829	EMAIL: cinsay@gmail.com	EXPECTED MONTHLY VOLUME w/Dillon Gage: Bullion $ 100,000 · Collectibles $ 100,000 · Other (specify) N/A
Member of JBT, CoinNet or Facts			

COMPANY PRINCIPALS RESPONSIBLE FOR BUSINESS TRANSACTIONS & MAIN CONTACTS

NAME	TITLE	ADDRESS	HOME and/or EMERGENCY PHONE #
CHRISTIAN BRIGGS	CEO / PRES	3267 Bee Caves Road 107-122 AUSTIN, TX 78746	(310) 279-9400
TOM GINGERICH	CFO	SAME	(214) 808-8649

BANK REFERENCES

NAME OF BANK: BANK OF AMERICA	NAME OF BANK:
ADDRESS: 6836 DALLAS PARKWAY - 3RD FLOOR	ADDRESS:
CITY: PLANO · STATE: TX · ZIP: 75024	CITY: · STATE: · ZIP:
CONTACT NAME: MIKE FONTENOT · 1. ACCT# 5860 1916 6161 · 2. ACCT#	CONTACT NAME: · 1. ACCT# · 2. ACCT#
LINE OF CREDIT? · TYPE?	LINE OF CREDIT? · TYPE?
PHONE# 972-384-2043	PHONE#

TRADE REFERENCES

FIRM NAME: DILLON GAGE	FIRM NAME:
ADDRESS:	ADDRESS:
CITY: · STATE: · ZIP:	CITY: · STATE: · ZIP:
LINE OF CREDIT? · TYPE?	LINE OF CREDIT? · TYPE?
CONTACT: ERNIE PALMS · PHONE#	CONTACT: · PHONE#

CONFIRMATION OF INFORMATION ACCURACY AND RELEASE OF AUTHORITY TO VERIFY

I hereby certify that all of the information in this application is true, correct and complete. The information included in this application is for use by Dillon Gage Incorporated of Dallas ("Dillon Gage") in determining if the Business qualifies to become a Dillon Gage customer. I understand that Dillon Gage may also utilize other information sources of which it considers necessary or desirable in making this determination. Further, I hereby authorize all banks and other trade references listed in this credit application to release all information necessary or required by Dillon Gage to assist Dillon Gage in reaching a decision in authorizing the customer account approval. If Dillon Gage authorizes a customer account for the Business, then all purchase and sale transactions between Dillon Gage and the Business will be governed by (1) Dillon Gage's Customer Policy as it may be revised from time to time by Dillon Gage, and (2) applicable state and federal laws. I agree that I have a continuing duty to inform Dillon Gage of any changes to the original information provided in this application. A copy of Dillon Gage's Customer Policy may be [illegible] Dillon Gage's web page at www.dillongage.com. **PLEASE PROVIDE A COPY OF VALID DRIVER'S LICENSE WITH APPLICATION.**

SIGNATURE: [signature] · PRINTED NAME: CHRISTIAN BRIGGS · TITLE: CEO · DATE: 12/11/15

SOCIAL SECURITY # [redacted]

PLEASE SEND A COPY OF YOUR VALID DRIVER'S LICENSE WITH FORM

CONFIDENTIAL

DILLON GAGE METALS DIVISION

Account Application and Agreement

Please fax completed and signed forms to (972) 490-3218.

DATE: 12/11/15

15301 Dallas Parkway, Suite 200 • Addison, TX 75001
Ph: (972) 788-4765 • (800) 375-4653 • Fax: (972) 490-3218

CUSTOMER NO:

CUSTOMER INFORMATION SHEET

BUSINESS NAME ("Business"): BMC CAPITAL, INC.

CONTACT PERSON: CHRISTIAN BRIGGS

ADDRESS: 3267 Bee Caves

CITY: Austin | STATE: TX | ZIP: 78746

PHONE: (310) 279-9400 | FAX: (866) 543-6829 | EMAIL: cinsay@gmail.com

TYPE OF BUSINESS: HARD ASSET WHOLESALER | RETAIL

FED ID #: 90-0712962 | STATE SALES TAX #: N/A

ARE YOU A BULLION WHOLESALER, RETAILER OR BOTH? W ○ R ○ B ●

ARE THERE ANY UCC FINANCING STATEMENTS COVERING THE ASSETS OF THE BUSINESS? Y ○ N ●

DO YOU HAVE CREDIT WITH ANY OTHER ENTITIES AT THIS TIME? Y ○ N ● TOTAL AMOUNT $

IF YES, PLEASE LIST:

WHAT WERE YOUR TOTAL PRECIOUS METALS (BULLION & COLLECTIBLES) SALES OVER THE LAST 12 MONTHS?

○ 100K - 500K ○ 500K - 1MM ○ 1MM - 2MM
○ 2MM - 4MM ○ 5 Million +

$0

WHAT IS THE TANGIBLE NET WORTH OF YOUR BUSINESS?

○ 10K - 50K ○ 50K - 100K ○ 100K - 200K
○ 200K - 500K ○ 500K - 1MM ○ Million +

$0

WHAT IS THE PERSONAL TANGIBLE NET WORTH OF THE OWNER OF THE BUSINESS? $ N/A

WHAT SYSTEM OF ACCOUNTING DO YOU USE FOR THE BUSINESS? (E.G. ACCOUNTANT, QUICKBOOKS, SELF PREPARED ETC.)

QUICKBOOKS

ARE YOU ABLE TO PROVIDE US WITH FINANCIAL INFORMATION ON YOUR COMPANY? (CHECK ALL THAT APPLY)

Y/E FINANCIALS	Y ○	N ○	QUARTERLY FINANCIALS	Y ○	N ○
AUDITED TAX RETURN	Y ○	N ○	COMPANY BALANCE SHEET	Y ○	N ○
P & L STATEMENT	Y ○	N ○			

ANTICIPATING TO GO PUBLIC IN 2016

SIGNATURE [signature] DATE 12/11/15

PRINTED NAME CHRISTIAN BRIGGS TITLE CEO

CONFIDENTIAL

DILLON GAGE

Customer Policy

Please fax completed and signed forms to (972) 490-3218.

DATE: 12/11/15

15301 Dallas Parkway, Suite 200 • Addison, TX 75001
Ph: (972) 788-4765 • (800) 375-4653 • Fax: (972) 490-3218

LIMITATION OF DAMAGES

IN NO EVENT SHALL DILLON GAGE BE LIABLE FOR (1) ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, ANY LOSS OF PROFIT OR REVENUE REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT OR OTHER, EVEN IF ARISING OUT OF DILLON GAGE'S NEGLIGENCE OR (2) ANY EXPENSE INCURRED BY YOU OR ANY THIRD PARTY OR ANY CLAIM BY YOU OR ANY THIRD PARTY BY REASON OF ANY NEGLIGENCE OR ANY BREACH OF WARRANTY OR OTHER OBLIGATION BY DILLON GAGE ARISING OUT OF THESE STANDARD TERMS AND CONDITIONS OR RELATING TO THE TRANSACTIONS CONTEMPLATED HEREIN. CUSTOMER AGREES THAT CUSTOMER SHALL NOT BE ENTITLED TO SPECIFIC PERFORMANCE IN CONNECTION WITH THIS AGREEMENT

INDEMNITY AND THIRD PARTY CLAIMS

The Customer will defend and indemnify Dillon Gage, its officers, directors, employees, agents, contractors, representatives, suppliers, subsidiaries, parents and affiliated companies from any third party claim arising out of or related to: (a) alleged Customer conduct in breach of this Agreement, including, without limitation, alleged infringement on third party intellectual property or privacy rights; (b) the Customer's use, misuse or failure to use the Services and Data; and (c) any action taken by Dillon Gage as part of an investigation into a suspected violation of this Agreement or as a result of its conclusion that a violation has occurred. Such Customer's obligation includes payment of losses, expenses, damages and costs, including, without limitation, attorneys' fees and costs, including any court costs.

NO THIRD PARTY BENEFICIARY

This Agreement does not and will not confer any rights or remedies upon any person other than the Customer.

TIME IS OF THE ESSENCE

Time is of the essence with respect to performance by Customer of all of its duties, obligations, and liabilities under this Agreement.

BUSINESS DAYS

"Business Days" are all days Monday through Friday except those days on which the United States Mail is not delivered and those days on which Dillon Gage is not open for business.

ELECTRONIC EXECUTION OF THIS AGREEMENT

Your electronic acknowledgment, as entered on a Dillon Gage web portal or web site, constitutes your signature and acceptance of this Agreement and serves as acceptance of Dillon Gage's Customer Policy. To the extent applicable, a telecopied, faxed or electronic transmission of a duly executed counterpart of this Agreement shall also be sufficient to evidence your signature on and acceptance of the terms and conditions of this Agreement.

CUSTOMER

By [signature]

Name BNC CAPITAL, INC

Title CEO

DILLON GAGE

Dillon Gage Incorporated of Dallas

By [signature]

Name IRA FRITZ

Title General MANAGER, AVP

BMC Capital, Inc. #27070 , hereby acknowledges and agrees to the following additional services and fees. The parties expressly agree that all terms and conditions of Account Application Agreement effective **12/14/2015** remain in full force and effect and the only modification to the existing Agreement is the addition of the following Exhibit A.

EXHIBIT "A"
Digital Metals Services and Fees

Service	Annual Fee(s)	Effective Date(s)	Total
FizConnect Tools ($600.00 per year) Spots & charts, coin images, content, and trade execution	N/A		
Trader DIRECT ($2400.00 per year) Privately branded portal, investor trading on account and IRA management.	N/A		
FizCommerce Customizable iframes include: Product Catalog (DG & non-DG products), Customer Login (retail customer account information and transaction history), Cart (e-Commerce functionality), Featured Products, News Article, and Lead Capture! ☒ Option 1: iframes only ($1800.00/year) *$900.00 upon signing & $900.00 upon activation.* ☐ Option 2: DG duplicates dealer's existing website and integrates iframes. Dealer hosts the site. ($2400.00/year plus $75.00/hr. integration charges) *$1200.00 upon signing & $1200.00 upon activation.* ☐ Option 3: DG duplicates dealer's existing website and integrates iframes. Dillon Gage will host the site. ($3000.00/year, integration charges included in price) *$1500.00 upon signing & $1500.00 upon activation.* ☐ Option 4: DG templated website with iframes Dillon Gage will host the site. ($3000.00/year) *$1500.00 upon signing & $1500.00 upon activation.*	$1800.00	06/01/2016 – 05/31/2018	Payment 1 (due upon signing): $900.00 Payment 2 (due upon activation): $900.00 Payment 3 (due 06/01/2017): $1800.00
Spots in a Box ($120/year per Box) (Setup Fee per box - $50) Includes a single device that you can run with any HDMI TV	N/A		

Notes:
Effective (06/01/2016 – 05/31/2018): Two year contract for FizCommerce – Option 1. Payment schedule listed above.

Account #: 27070

Contact: Christian Briggs or Tom Gngerich

Address: 3267 Bee Caves Road 107 - 222

Email: cinsay@gmail.com or tomgingerich@tgdsp.com

Phone: 310-279-9400

DG: ______________________

Date: ______________________

Customer: Thomas J. G[signature] (sign here)

Date: 4/1/16

DG Rep X PS Off X________